UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 26, 2011
Associated Banc-Corp
(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Hansen Road, Green Bay, Wisconsin	54304

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 920-491-7000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders of Associated Banc-Corp (the “Company”) held on April 26, 2011, the Company’s shareholders voted on the following:
     (1) Election of the below-named nominees to the Board of Directors of the Company:

	Number of Votes	Number of Votes	Broker Non-
Nominee	FOR	Withheld	Votes
John F. Bergstrom	132,545,618	2,347,613	40,497,575
Ruth M. Crowley	131,454,053	3,439,179	40,497,575
Philip B. Flynn	133,675,577	1,217,655	40,497,575
Ronald R. Harder	133,271,015	1,622,217	40,497,575
William R. Hutchinson	133,303,674	1,589,557	40,497,575
Robert A. Jeffe	133,685,867	1,207,364	40,497,575
Eileen A. Kamerick	133,554,688	1,338,544	40,497,575
Richard T. Lommen	131,458,640	3,434,591	40,497,575
J. Douglas Quick	133,404,284	1,488,947	40,497,575
John C. Seramur	133,243,275	1,649,956	40,497,575
Karen T. Van Lith	131,528,846	3,364,385	40,497,575
     Nominees were elected with an average of 99% of shares voted cast in favor.
     (2) Approval of an advisory (non-binding) proposal on executive compensation:

Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
125,556,625	7,641,304	1,695,290	40,497,587
     This matter was approved by shareholders with 93% of shares voted cast in favor of the proposal.
     (3) Ratification of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2011:

Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
153,169,565	2,160,180	365,006	19,696,055
     This matter was approved by shareholders with 98% of shares voted cast in favor of the proposal.
The Company will include a shareholder advisory proposal on executive compensation in the Company’s proxy statement for the 2012 Annual Meeting of the Shareholders as required either by the rules promulgated by the Securities and Exchange Commission or the U.S. Treasury’s Interim Final Rule applicable to participants under the U.S. Treasury’s Capital Purchase Program.
Item 8.01. Other Events.
On April 26, 2011, the Company announced the declaration of its second quarter 2011 dividend. A copy of the press release announcing the dividend is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	News Release by Associated Banc-Corp dated April 26, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
April 26, 2011	By:	/s/ Brian R. Bodager
		Name:	Brian R. Bodager
		Title:	Chief Administrative Officer, General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	News Release by Associated Banc-Corp dated April 26, 2011

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